Exhibit 99.5

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF COLORADO

In re: FISCHER IMAGING CORPORATION	)
	)	Case No. 06-15611 EEB
EIN: 36-2756787)		Chapter 11
Debtor.	)

ORDER CONFIRMING LIQUIDATING CHAPTER 11 PLAN
PROPOSED BY DEBTOR, DATED FEBRUARY 20, 2007

Pursuant to 11 U.S.C. § 1129(a), this matter came before the Court for Confirmation of the Liquidating Chapter 11 Plan Proposed by Debtor, dated February 20, 2007 (the “Plan”).

On February 9, 2007, Debtor, being a small business debtor pursuant to section 101(51D)1 of the Bankruptcy Code, filed a motion (the “Disclosure Motion”), requesting, among other things, conditional approval of the Disclosure Statement for the Plan pursuant to section 1125(f)(3) of the Bankruptcy Code. The Disclosure Statement was also filed on February 9, 2007. By Order entered on February 20, 2007 (the “Disclosure Order”), this Court conditionally approved such Disclosure Statement, as well as established (i) April 16, 2007, as the last date for voting on the Plan (the “Voting Deadline”), (ii) April 16, 2007, as the deadline for filing objections to confirmation of the Plan and objections to the adequacy of the Disclosure Statement (collectively, the “Objection Deadline”), and (iii) April 27, 2007, as the date of the hearing on the Confirmation of the Plan (the “Confirmation Hearing”).  Subsequent to the conditional approval of the Disclosure Statement, Debtor modified the Disclosure Statement to update essential financial and management information (as contemplated by the Disclosure Motion). Debtor filed this Modified Disclosure Statement on March 7, 2007 (the “Modified Disclosure Statement”).

Further, on February 9, 2007, Debtor filed a motion to extend the time for confirmation of the Plan (the “Extension Motion”).  Section 1129(e) of the Bankruptcy Code requires that a plan must be confirmed within 45 days after it is filed, unless extended in accordance with the provisions of section1121(e)(3) of the Bankruptcy Code.  The Extension Motion requested additional time in which to obtain confirmation of Plan, since additional time was required to serve Debtor’s beneficial shareholders. On February 20, 2007, this court entered an Order approving an extension of time until May 31, 2007, in which to obtain confirmation of the Plan.

1                      unless otherwise specified, all references herein to “section” shall mean 11 U.S.C. § 101, et seq.

The Disclosure Order also fixed March 7, 2007, as the date by which Debtor was required to transmit to all creditors, shareholders and other parties-in-interest, as provided in Fed. R. Bankr. P. 3017(d), the Plan, Disclosure Statement, a copy of the Disclosure Order and ballot. The March 7, 2007 deadline was subsequently extended to March 9, 2007, by Order entered March 8, 2007.

Debtor caused copies of (i) the Plan, (ii) the Modified Disclosure Statement, (iii) the Disclosure Order, (iv) the Notice of Deadlines for Objections to Disclosure Statement, Acceptances and Rejections of Plan, and Hearing on Confirmation (the “Deadlines Notice”), and (v) ballots to be transmitted to those parties as required by Rule 3017(d) and as specified in the Disclosure Order. In addition, all creditors, interest holders and other parties in interest received copies of the Disclosure Order and Deadlines Notice.  Proper, timely, and sufficient notice of the Confirmation Hearing, the Voting Deadline, Objection Deadline and other deadlines specified in the Disclosure Order has been given in accordance with the terms of the Disclosure Order.

In support of the confirmation of the Plan, Debtor filed (i) the Offer of Proof Supporting Confirmation with the Verified Statement of Tom H. Connolly in support of the Plan, and (ii) the Verified Summary of Ballots (the “Ballot Summary”).

No objections to confirmation of the Plan or to the adequacy of the Modified Disclosure Statement have been filed.  At least two-thirds in amount and more than one-half in number of valid ballots in all impaired classes in which ballots were submitted have accepted the Plan.  The Court, having considered the evidence presented, the representations of counsel and the record before the Court in this case and there being good cause therefore,

        HEREBY FINDS AND CONCLUDES AS FOLLOWS:

Incorporation of Recitals

A. The above recitals are incorporated by reference, as if fully set forth herein.

Adequate Notice

B. Debtor has represented that all parties in interest, and known creditors and holders of Equity Interests of Debtor, have received due, sufficient, and adequate notice of the Plan, the Confirmation Hearing, the Voting Deadline, the Objection Deadline and all other deadlines, and have had an opportunity appear and participate in the confirmation hearing.

Compliance with the Requirements of the Bankruptcy Code.

C. The Plan complies with all applicable provisions of the Bankruptcy Code as required by section1129(a)(1), including, without limitation, sections 1122 and 1123, for the following reasons:

1. With respect to section 1122(a), the Plan’s classification scheme is reasonable and necessary to implement the Plan, and each of the Claims or Equity Interests within each particular Class is substantially similar to the other Claims or Interests in such Class.

2. The Plan fully complies with the mandatory requirements set forth at section 1123(a), except for subsections (a)(6) and (a)(7).  Since Debtor is liquidating pursuant to the terms of the Plan, such subsections do not apply.

3. All provisions of the Plan are consistent with the permissive provisions which may be incorporated into a chapter 11 plan as set forth in section 1123(b).

D. Debtor has complied with the applicable provisions of the Bankruptcy Code including the requirements of section 1125 in connection with the solicitation of acceptances to the Plan, and therefore has satisfied the confirmation requirements of section 1129(a)(2).

E. The Plan has been proposed in good faith and not by any means forbidden by law. Debtor has proposed the Plan with a reasonable belief in the likelihood that the Plan will achieve its intended results, which are consistent with the purposes of the Bankruptcy Code.  Therefore the Plan satisfies the requirements of section 1129(a)(3).

F. The Plan provides that all Claims for compensation for legal, financial, advisory, accounting and other services and reimbursement of expenses which must be allowed or awarded under sections 330(a) or 331, will not be paid unless allowed by a Final Order. Therefore the Plan satisfies the confirmation requirement of section 1129(a)(4).

G. Section 1129(a)(5) is inapplicable as Debtor is liquidating pursuant to the Plan. To the extent that section 1129(a)(5) applies to the Liquidating Trust provided for by the Plan (“Trust”), Debtor has satisfied the requirements of this provision of the Bankruptcy Code by, among other things, disclosing Tom H. Connolly as Trustee.

H. The Plan does not provide for any rate changes requiring the approval of a government regulatory commission, as contemplated by section 1129(a)(6).

I. Each holder of a Claim or Equity Interest has accepted the Plan or, each holder of a Claim or Equity Interest will receive or retain under the Plan, on account of each Claim or Equity Interest, property of a value as of the Effective Date of the Plan that is not less than the amount such holder would receive or retain if each Debtor was liquidated under Chapter 7 of the Bankruptcy Code on such date.  Therefore the Plan satisfies the “best interests of creditors” test under section 1129(a)(7)(A).

J. No election for application of section 1111(b)(2) by any Class of secured creditors has been made, and, accordingly, the requirements of section 1129(a)(7)(B) do not apply in this case.

    K. Pursuant to section 1129(a)(8) of the Bankruptcy Code:

(i) Class 1 (Secured Tax Claims) is unimpaired and, pursuant to section 1126(f), is deemed to accept the Plan;

(ii) Class 2 (Other Secured Claims) is impaired and, as described in the Balloting Summary, no votes were received in this Class (except for an incorrectly cast stockholder vote), and thus the Class did not either accept or reject the Plan;

(iii) Class 3 (Priority Wage Claims) is unimpaired and, pursuant to section 1126(f), is deemed to accept the Plan;

(iv) Class 4 (General Unsecured Claims) is impaired and, as described in the Balloting Summary, 100% of the creditors (excluding insiders) submitting valid ballots in this Class have accepted the Plan in accordance with section 1126(c);

(v) Class 5 (Common Stock Interests) is impaired and, as described in the Balloting Summary, holders (excluding insiders) of 929,330 shares of Common Stock Interests submitting valid ballots voted to accept the Plan, and holders of 1,600 shares of Common Stock Interests submitting valid ballots voted to reject the Plan, and thus over two-thirds of such holders voted to accept the Plan in accordance with section 1126(d); and

(vi) Class 6 (Other Equity Interests) does not receive or retain any property under the Plan on account of such interests and, pursuant to section 1126(g), is deemed to reject the Plan.

L. The Plan provides that, with respect to Administrative Claims, Priority Tax Claims, Secured Tax Claims and Priority Wage Claims, creditors shall, unless otherwise agreed, receive payment in full (unless previously paid in full pursuant to Court orders) in cash on the later of (i) the Effective Date, or (ii) within twenty (20) business days after the date these Claims become Allowed Claims (or, with respect to Priority Tax Claims, deferred cash payments over a period of three years). Therefore, the Plan satisfies the requirements of section 1129(a)(9).

M. As evidenced by the Ballot Summary, at least two-thirds in amount and more than one-half in number of the holders of Claims in impaired Class 4 (excluding insiders) who timely and properly submitted ballots have accepted the Plan, which acceptance by this Class has been determined without consideration of any acceptance of the Plan by any insider holding a Claim of such Class. Therefore the Plan satisfies the confirmation requirement of section 1129(a)(10).

N. Confirmation of the Plan is not likely to be followed by the liquidation or the need for further financial reorganization of Debtor, except as otherwise proposed in the Plan. Debtor will have sufficient funds to satisfy its obligations under the Plan and to fund the costs and expenses of the Trust in accordance therewith.  Therefore the Plan satisfies the requirements of section 1129(a)(11).

O. All fees payable under 28 U.S.C. section 1930 have been paid, or the Plan provides for payment of such fees on or about the Effective Date of the Plan.  The Trust has adequate means to pay all such fees.  Therefore the Plan satisfies the requirements of section 1129(a)(12).

P. Because Debtor maintains no retiree benefit plans, the provisions of section 1129(a)(13) do not apply.

Q. Because Debtor is not required to pay a domestic support obligation, the provisions of section 1129(a)(14) do not apply.

R. Because Debtor is not an individual, the provisions of section 1129(a)(15) do not apply.

S. Since Debtor is a business corporation, the provisions of section 1129(a)(16) do not apply.

Cram-Down

T. Class 2 (Other Secured Claims) is impaired.  No votes were received in this Class,  no Objections to the Plan were filed by Class members, and Debtor knows of no creditors in this Class.  The Plan does not discriminate unfairly, is fair and equitable with respect to such Class, and satisfies the requirements of section 1129(b) as to such Class.  The Plan provides that the holders of Allowed Claims in Class 2, (a) shall retain the liens or security interests securing the claims, and (b) shall receive, at the option of the Trustee (on the later of the Effective Date or within twenty business days after the date such Claim becomes an Allowed Claim):  (i) the property subject to the security interest or lien; or (ii) payment to the extent of the value of the property subject to the holder’s security interest or lien, or the amount applicable thereto, whichever is lesser.  Accordingly, the Plan treatment of Class 2 Claims is in accordance with section 1129(b)(2)(A) of the Bankruptcy Code.

U. Class 6 (Other Equity Interests) is impaired and holders of such Other Equity Interests are deemed to have rejected the Plan.  No objections to the Plan were filed by members of Class 6.  The Plan does not discriminate unfairly, is fair and equitable with respect to such Class, and satisfies the requirements of section 1129(b) as to such Class, since there is no holder of an Equity Interest junior to the Class 6 Other Equity Interests who will receive or retain any property under the Plan on account of such interest.  Accordingly, the Plan treatment of Class 6 is in accordance with section 1129(b)(2)(C).

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED AS FOLLOWS:

1. The Modified Disclosure Statement is approved.  The Plan is confirmed according to its terms and conditions, and Debtor and the Trustee are authorized and directed to perform and take all necessary actions according to the terms of the Plan.  Notwithstanding the foregoing, if there is any direct conflict between the terms of the Plan and the terms of this Confirmation Order, the terms of this Confirmation Order shall control.

2. Pursuant to pursuant to section 1123(b)(2), this Order constitutes an Order of the Court approving the assumptions, rejections, transfers and assignments described in the Plan, pursuant to section 365 of the Bankruptcy Code, as of the Effective Date of the Plan.

3. In accordance with section 1141, the Plan and its provisions shall be binding upon (i) Debtor, (ii) the Trust, (iii) any person or entity having been mailed the Plan and notice of the Objection Deadline, (iv) any holder of a Claim against Debtor or its property, and (v) any holder of an Equity Interest in Debtor, regardless of whether or not the Claim or Equity Interest is impaired under the Plan, and whether or not such holder of a Claim or Equity Interest has filed, or is deemed to have filed, a Proof of Claim or Interest (and whether or not the Claim or Equity Interest is allowed under section 502), or has accepted or rejected the Plan or is impaired under the Plan.

4. Title to all of Debtor’s assets and property, including all claims, causes of actions and other interests, is hereby vested in the Trust free and clear of any liens, claims, interests or encumbrances, and the Trust shall be considered the successor in interest to Debtor.  Upon Debtor’s transfer of all assets and obligations to the Trust pursuant to the Plan, it shall be deemed dissolved without further action, except for (i) such administrative actions as may be necessary to carry out the purposes of the Plan and wind-up Debtor’s affairs, and (ii) compliance with the provisions of section 303 of the General Corporation Law of the State of Delaware.

5. Pursuant to Article 8(B) of the Plan, Tom H. Connolly is hereby appointed Trustee of the Trust. The provisions of the Trust as set forth in Exhibit A to the Plan are hereby approved. Pursuant to the Plan, and in accordance with section 1142, Debtor and the Trustee are hereby authorized to take such action as may be necessary and appropriate to implement and effectuate consummation of the Plan, including the establishment and funding of the Trust, and all actions pursuant to each and every other agreement and obligation referred to in the Plan. The Court retains jurisdiction to hear and determine any dispute concerning the proposed application of section 1142.

6. On the Effective Date, at 5:00 p.m. prevailing Mountain Time, all Common Stock Interests will be deemed terminated and cancelled.  Only holders of Allowed Common Stock Interests as of that date and time shall be entitled to receive a Pro Rata distribution, if any, from the Trust Funds only after payment in full of all Allowed Claims.

7. After the Effective Date, objections to Claims shall only be pursued by the Trustee. The Trustee is authorized to take all actions necessary to substitute for Debtor as a party in any contested matters or adversary proceedings.  Subject to the Plan, any and all other causes of action, claims, rights, setoffs, counterclaims, or interests constituting assets, shall be preserved, retained, and enforced by the Trustee pursuant to section 1123(b)(3)(B).

8. The provisions of the Plan covering the transfer of property and making of distributions and payments, as provided for in the Plan, are necessary, fair, reasonable, and appropriate, and are hereby authorized and approved in their entirety.

9. Except as may be expressly provided in the Plan or this Order, and subject to applicable law, all Persons (as such term is defined in the Bankruptcy Code) shall be permanently enjoined from asserting against Debtor and the Trustee, and their respective successors or their respective properties, any other or further Claims, debts, liens, rights, causes of action, liabilities or Equity Interests based upon any act, omission, transaction or other activity of any kind or nature that occurred on or prior to the Effective Date.

10. In accordance with the injunctive provisions of section 524, except as provided in the Plan or this Order, all Persons and governmental units shall be stayed, restrained and enjoined from taking any of the following actions on account of any Claims, debts or liabilities against Debtor, terminated Equity Interests or rights: (i) commencing or continuing in any manner any action or other proceeding against Debtor, the Trustee, or their respective property; (ii) enforcing, attaching (including, without limitation, any prejudgment attachment), collecting or recovering in any manner any judgment, award, decree or order against Debtor, the Trustee, or their respective property; (iii) creating, perfecting or enforcing in any manner, directly or indirectly, any lien or encumbrance against Debtor, the Trustee, or any property of the foregoing Persons, or any direct or indirect transferee of any property of, or any direct or indirect successor in interest to, any of the foregoing Persons or any property of such transferee or successor or taking any action (a) to prevent, restrain, refuse to file or inhibit any filing or (b) to refuse to make or accept for filing, with any governmental entity or agency, any documents necessary to carry out the actions contemplated by the Plan and this Order and any transaction contemplated thereby; (iv) setting-off, seeking reimbursement of, contribution from, subrogation against or otherwise recouping in any manner directly or indirectly, any amount owed or paid to Debtor, the Trustee, or any direct or indirect transferee of any property of, or any successor in interest to, or any distribution made by, any of the foregoing Persons; (v) proceeding in any manner in any place with regard to any matter that is subject to resolution by the Trustee, except in conformity and compliance with the Plan; and (vi) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan.

11. All injunctions and stays pursuant to sections 105 and 362 or otherwise shall remain in full force and effect until the Effective Date of the Plan, except that nothing herein shall bar the taking of such other actions as are necessary to effectuate the transactions specifically contemplated by the Plan or by this Confirmation Order. The injunction and exculpation provisions contained in the Plan are fair and equitable, are given for valuable consideration, and are in the best interests of Debtor and its chapter 11 estate, and such provisions shall be effective and binding upon all persons and entities.

12. Pursuant to the provisions of the Plan, all Administrative Claims and Priority Tax Claims must be filed within sixty (60) days from the Effective Date of the Plan, or be forever barred. Debtors shall provide notice of the administrative claims bar date to all parties in interest in substantially the form located on the Court’s website at www.cob.uscourts.gov/forms within ten (10) days of the date of this Order and shall file such administrative claims bar date notice, along with proof of service, with the Court.

13. If any provision hereof is hereafter modified, vacated or reversed by subsequent order of this Court or any other court, such reversal, modification or vacation shall not affect the validity of the obligations incurred or undertaken under or in connection with the Plan prior to receipt by the Trustee of written notice of any such order, nor shall such reversal, modification or vacation hereof affect the validity or enforceability of such obligations.  Notwithstanding any reversal, modification or vacation hereof, any such obligation incurred or undertaken pursuant to and in reliance on this Order prior to the effective date of such reversal, modification or vacation shall be governed in all respects by the provisions hereof and of the Plan, and all documents, instruments and agreements related thereto, or any amendments or modifications thereto.

14. Pursuant to Federal Rule of Bankruptcy Procedure 3020(c), Debtor shall promptly serve notice of entry of this Order as provided in Federal Rule of Bankruptcy Procedure 2002(f) to all creditors and Equity Interest holders, to be sent by first class mail, postage prepaid, except to such parties who may be served by hand or facsimile, or overnight courier, which service is hereby authorized.

15. To the extent that any provision designated herein as a finding of fact is more properly characterized as a conclusion of law, it is adopted as such. To the extent that any provision designated herein as a conclusion of law is more properly characterized as a finding of fact, it is adopted as such. The provisions of this Order are integrated with each other, and are non-severable and mutually dependent.

16. The failure to reference or discuss any particular provision of the Plan herein shall have no effect on the validity, binding effect and enforceability of such provision, and such provision is incorporated herein shall have the same validity, binding effect and enforceability as every other provision of the Plan, including those referenced in this Order.

17. Anything in the Plan to the contrary notwithstanding, this Court retains jurisdiction post-confirmation only to the extent provided by the Bankruptcy Code.

                                   DATED this 3rd day of May, 2007.

BY THE COURT: